PIMCO Foreign Bond Fund
Institutional Class Shares
May 19, 2000
This profile summarizes key information about the Fund that is included in the Fund's Prospectus. The Fund's Prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the Prospectus and other information about the Fund at no cost by calling us at 1-800-927-4648, visiting our Web site at www.pimco.com, or by contacting your financial intermediary.


What is the Fund's Investment Objective?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

What is the Fund's principal investment strategy?

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 85% of its assets in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro).
The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. PIMCO selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of the Fund normally varies within a three- to seven-year time frame. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The
Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its past fiscal year. You may obtain these reports at no cost by calling us at 1-800-927-4648.

What are the principal risks of investing in the Fund?

You could lose money on an investment in the Fund. The principal risks of investing in the Fund are:
	Interest Rate Risk: As interest rates rise, the value of fixed income securities in the Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates.
	Credit Risk: The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.
	Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
	Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
	Foreign Investment Risk: The Fund may experience more rapid and extreme changes in value than a Fund that invests in U.S. securities. The securities markets of many foreign countries are relatively small. Reporting, accounting and auditing standards of foreign countries differ from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country.
	Currency Risk: When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S.
Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.
	Issuer Non-Diversification Risk: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the Fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
	Mortgage Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.
	Derivatives Risk: When the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivatives are subject to a number of risks, such as liquidity, interest rate, market, credit and management risk.
They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.
	Leveraging Risk: The Fund may engage in transactions that give rise to a form of leverage. Leverage may cause the Fund to sell holdings when it may not be advantageous to do so.
Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
	Management Risk: There is no guarantee that the investment techniques and risk analyses applied by PIMCO will produce the desired results.

How has the Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and table show performance of the Fund's Institutional Class shares net of fees. Past performance is no guarantee of future results.

Calendar Year Total Returns
1993     1994     1995    1996    1997    1998    1999
16.40%  -7.30%   21.22%  18.89%   9.60%  10.03%   1.57%

During the period shown in the bar chart, the highest quarterly return was 7.23% (4th Quarter 1995) and the lowest quarterly return was -4.22% (1st Quarter 1994). As of March 31, 2000, the end of the most recent calendar quarter, the Fund's year-to-date return was 2.08%.

Average Annual Total Returns
for the periods ended March 31, 2000
				                                 Since
		                    1 year	5 years	Inception3
Foreign Bond Fund,
	Institutional Class	  1.97%	 12.18%	  9.75%
J.P. Morgan Non-U.S.
	Index (Hedged)1	      2.94%	 10.66%	  9.11%
Lipper International
Income Fund Avg.2	    -2.29%	  4.52%	  5.74%

1 The J.P. Morgan Non-U.S. Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets with an average duration of 5.62 years as of 12/31/99. It is not possible to invest directly in the index.
2 The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper Analytical Services, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges.
3 The Fund began operations on 12/3/92. Index comparisons began on 11/30/92.

What are the Fund's Fees and Expenses?

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)	     None
   Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets, shown as a
   percentage of average daily net assets)
Advisory Fee	                                  0.25%
Distribution (12b-1) and/or Service Fees	      None
Other Expenses1	                               0.25%
Total Annual Operating Expenses	               0.50%

1 Other Expenses reflects a 0.25% Administrative Fee paid by the class.

Example: The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

                        		1 year	3 years	5 years	10 years
Foreign Bond Fund,
Institutional Class	         $51	   $160	   $280	    $628

Who is the Fund's Investment Adviser?

Pacific Investment Management Company ("PIMCO"), a subsidiary of PIMCO Advisors L.P., serves as investment adviser to the Fund. PIMCO is an investment management company founded in 1971, and had over $193 billion in assets under management as of March 31, 2000. PIMCO manages the investment and reinvestment of the assets of the Fund and is responsible for placing orders for the purchase and sale of the Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660.
The Fund's portfolio is managed by Lee R. Thomas, III. Mr. Thomas is a Managing Director and Senior International Portfolio Manager of PIMCO. He joined PIMCO as a Portfolio Manager in 1995, and has managed fixed income accounts for various institutional clients and funds since that time. He has managed the Foreign Bond Fund since July 13, 1995. Prior to joining PIMCO, he was associated with Investcorp as a member of the management committee responsible for global securities and foreign exchange trading.

How do I Buy Fund Shares?

The minimum initial investment to open an account directly with the Fund is $5 million. The minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000. You may purchase Fund shares in one of the following ways:
	Opening an account by completing and signing a Client Registration Application, mailing it to us at the address shown below, and wiring funds. Wiring instructions can be obtained by calling us at 1-800-927-4648.
	Exchanging Institutional Class shares in any amount from another PIMCO Funds account.
	Additional purchases in any amount can be made by calling us at 1-800-927-4648 and wiring funds.

How do I Sell (Redeem) Fund Shares?

You may sell (redeem) all or part of your Fund shares on any business day. You may sell by:
	Sending a written request by mail to PIMCO Funds.
	Telephone us at 1-800-927-4648 and a Shareholder Services
associate will assist you.
	By sending a fax to our Shareholder Services department at
1-949-725-6830.

How are Fund Distributions Made and Taxed?

The Fund pays dividends to shareholders monthly and pays realized capital gains, if any, annually. Dividend and capital gain distributions will be reinvested in additional shares of the Fund unless you elect to have them paid in cash. A shareholder may elect to have distributions paid in cash by calling 1-800-927-4648. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. The rate you pay on capital gains distributions may vary depending on how long the Fund held the securities that generated the gains. The Fund will advise shareholders annually of the amount and nature of the dividends paid to them.
Shareholders should also bear in mind that the sale or exchange of shares may give rise to a taxable event.

What other Services are Available from the Fund?

The Fund and PIMCO's Shareholder Services offer several programs to investors:
The ability to exchange shares of the Fund for the same class of shares of any other PIMCO Fund.
	Account and Fund information is available 24 hours every day through Infolink, PIMCO Funds' audio response system, by calling 1-800-987-4626.
	Information about PIMCO Funds can be obtained on PIMCO's Institutional Web site at www.pimco.com.
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660

Phone: 1-800-927-4648
Fax: 1-949-725-6830
PIMCO Infolink Audio Response Network:
1-800-987-4626
Web Site: www.pimco.com